Exhibit 10.11

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Lessor Contract No.: JWTGS-

Lessee Contract No.:

Housing Lease Agreement

Lessor: Yiwu JinWutong Investment Management Co., Ltd. (Party A)

Lessee: Zhejiang Alliance Crafts Co., Ltd. (Party B)

Party A entrusts Yiwu Property Exchange Co., Ltd. to publicly bid for the leasing of the subject property on December 14, 2023, and the winning bidder is Party B. In accordance with the “Civil Code of the People’s Republic of China” and other relevant laws and regulations, based on the principles of equality, voluntariness, fairness, good faith, and sustainability, the parties have reached the following terms of the contract for mutual compliance and full performance.

I. Property Information

1.1 The property leased by Party A to Party B is located at Building 1, 2nd Floor, Area B, E21-E22 Xinke Road, Choujiang Street, Yiwu City, with a total area of 886.79 square meters.

1.2 The current condition of the property’s decoration, facilities, and equipment: all walls, floors, roofs, doors, and windows are intact.

II. Lease Term

The lease term is 1 year, starting from January 1, 2024, to December 31, 2024.

III. Lease Purpose

3.1 The parties agree that the purpose of the leased property under this contract is for office, production, research, and development, etc.

3.2 Party B shall maintain the property for the stated purpose. Any changes require written consent from Party A.

3.3 In addition to the agreed purposes, Party B’s use of the leased property must comply with local planning, public security, fire safety regulations, and any relevant regulations of the owners’ committee (if applicable).

IV. Lease Fees

4.1 Rent

4.1.1 The rent standard that Party B should pay is 17 yuan/m²/month (including tax). Rent must be paid by Party B through a corporate account; any rent paid through other personal or non-Party B accounts will not be invoiced by Party A.

4.1.2 Both parties confirm that the rent increase will adopt the following ① method:

① Fixed rent, with no change in rent for each period.

② Fixed increase, with rent increasing by / % each period.

③ Variable increase: if Party B meets the assessment criteria in Article 19.4.3, the rent will increase by / %; if not, the rent will be / .

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4.2 Rent Details Table

Period	Lease Time	Amount (Including Tax)	Payment Due Date	Remarks
First	January 1, 2024, to December 31, 2024	180,905.16 yuan	According to the bidding announcement	Charged at the auction price by the property exchange

4.3 Property Management Fee: Party B shall pay a property management fee to Party A of 2.00 yuan/m²/month (including tax), totaling 21,282.96 yuan, to be paid within 5 working days from the date of contract signing.

4.4 All costs arising from the use of the property, including water, electricity, telephone, broadband, parking, cable TV, property management fees, sanitation fees, plumbing fees, renovation supervision fees, and other expenses, shall be borne by Party B.

4.5 Party B shall bear the proportionate share of public area costs based on the property area.

4.6 Party B must pay property management fees, water fees, electricity fees, and other related fees on time as specified. Any consequences of late payment will be borne by Party B. If Party A pays these fees on behalf of Party B, the corresponding amount may be deducted from the performance deposit.

4.7 Costs for decorating the property shall be borne by Party B.

4.8 Payment of Fees

4.8.1 Unless otherwise stipulated in the property transaction regulations or agreements, Party B shall complete the payment of the first period rent within 5 days from the date of contract signing. Subsequently, rent for each period shall be paid within one month prior to the start date of each rental period.

4.8.2 Party A’s Payment Information:

Bank: [*****]

Account Name: [*****]

Account Number: [*****]

V. Performance Guarantee

5.1 Party B shall pay Party A a performance deposit of 30,150.86 yuan (calculated based on the auction price at the property exchange). Unless otherwise stipulated in the property transaction regulations or agreements, Party B shall complete the payment within 5 working days from the date of contract signing.

5.2 If Party B violates the provisions of this contract, Party A has the right to directly deduct any unpaid rent, penalties, compensation, and costs incurred in enforcing the claims (including attorney fees, preservation fees) from the performance deposit.

5.3 Upon expiration of the lease term, if there are no breaches by Party B, Party A shall return the performance deposit (without interest).

5.4 If Party B causes losses to Party A that exceed the amount of the performance deposit, Party B shall provide additional compensation.

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VI. Property Delivery

Party A shall deliver the leased property to Party B for use at the beginning of the lease term. If Party B fails to timely pay the related fees (including penalties), Party A has the right to refuse to deliver the property, and the delivery time will be postponed until all payments are made; the lease termination date will not be extended.

VII. Subleasing Restrictions

7.1 Without written permission from Party A, Party B shall not sublease (including lending) the property.

7.2 If Party A agrees to sublease to a third party, this contract shall remain in effect, and Party B shall compensate for any losses caused by the third party to the property.

VIII. Property Use

8.1 Party B shall use the property and its attached facilities reasonably. If damages occur due to improper use or maintenance, Party B shall restore the property to its original condition or compensate for the losses.

8.2 Party B is responsible for safety hazards such as aging electrical wires, broken water pipes, and fire prevention devices. Upon the occurrence of safety hazards, Party B shall immediately address them; otherwise, all personal and property losses resulting from this shall be borne by Party B.

8.3 Party B shall not bring flammable, explosive, toxic, harmful, or polluting hazardous materials into the leased property and shall ensure that activities do not pollute or harm the surrounding environment; otherwise, Party B shall bear all responsibility for damages to public safety, such as fires or explosions.

8.4 If Party B needs to use the exterior of the property, they must obtain written consent from Party A and report to the owners’ committee (if applicable).

IX. Property Improvement

9.1 With the written consent of Party A and after reporting to the owners’ committee (if applicable), Party B may at their own expense improve or add items to the property.

9.2 Improvements or additions to the property shall not alter the main structure of the property.

9.3 Party B’s improvements or additions must not affect the use of fire safety facilities and shall ensure the normal function of the fire control system. Any changes must be reported to the property management company and comply with fire safety acceptance requirements.

X. Property Maintenance

10.1 During the lease term, if the main structure of the property is damaged and affects normal use due to reasons not attributable to Party B, Party A shall be responsible for repairs. If damage to the property structure or general wear and tear of auxiliary facilities, such as aging wiring, is caused by Party B, Party B shall be responsible for repairs. For damages to safety-related equipment, if Party B refuses to repair, Party A may carry out the repairs and deduct the corresponding costs from the performance deposit.

10.2 Repairs by Party B shall be carried out by qualified professionals, and Party B shall be responsible for safety.

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XI. Return of Property

11.1 Upon expiration of this contract, Party B shall vacate and return the property to Party A no later than the expiration date.

11.2 If Party B fails to timely pay rent and related fees or violates any other terms of this agreement, and Party A terminates the contract, Party B shall vacate and return the property to Party A within 3 days from the date Party A’s notice is received.

11.3 When returning the property, Party B shall restore it to its original condition prior to the lease or pay Party A the costs required to restore the property (such as cleaning fees), which shall be confirmed by both parties through joint inspection and signatures. If Party A agrees to keep the improvements, there is no need to restore the property to its original state, and all improvements and additions shall belong to Party A (including decorations, renovations, elevators, fire safety systems, and water and electricity systems), with Party B not entitled to any compensation.

XII. Changes and Termination of the Contract

12.1 The parties may change or terminate this contract through mutual agreement.

12.2 If national policies change or the government needs to reclaim the property due to expropriation or acquisition, Party A shall notify Party B one month in advance, and Party B must comply unconditionally. Rent shall be calculated daily until Party B vacates and returns the property.

12.3 If Party B is found to be in any of the following situations, Party A has the right to unilaterally terminate this contract:

(1) Failure to pay rent, performance deposit, or other fees on time;

(2) Unauthorized changes to the use of the property;

(3) Unauthorized improvements or additions to the property;

(4) Unauthorized alterations or damages to the property structure during repairs;

(5) Unreasonable use of the property that severely impacts its safety.

(6) Unauthorized subleasing (including lending, etc.);

(7) Using Party A’s property for illegal activities;

(8) Party B causing noise or other disturbances that severely impact others’ normal work and life, despite being advised to stop;

(9) Not passing Party A’s assessments;

(10) Serious violations of Party A’s or its superior institution’s management regulations;

(11) Party B or its affiliates terminating agreements (if any) with the Yiwu Economic and Technological Development Zone Management Committee or other government departments;

(12) Other situations that do not meet the conditions for entering the park;

(13) Changes in circumstances rendering the property unsuitable for rental;

(14) Other circumstances specified by laws and regulations allowing Party A to terminate the contract.

12.4 Party B may terminate this contract in the following situations:

(1) If Party A fails to provide the property on time for more than 30 days;

(2) If there are safety hazards in the property structure making it unusable;

(3) Other circumstances specified by laws and regulations allowing Party B to terminate the contract.

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XIII. Breach of Contract Liability

13.1 If Party A reclaims the property early due to reasons in Articles 12.1 and 12.2, Party A shall return Party B’s performance deposit (minus any penalties) and the rent for the remaining lease term.

13.2 If Party B terminates the lease early for reasons not attributable to Party A, the rent for the remaining period shall be refunded, but the performance deposit will not be returned.

13.3 If Party B violates Article IV of this contract by delaying rent payment, for delays of up to one month (inclusive), Party B shall pay Party A a penalty of 0.05% of the overdue rent amount for each day of delay. For delays exceeding one month, Party A has the right to terminate the contract and reclaim the property, and Party B shall pay a penalty of 10% of the total rent.

13.4 If Party B fails to vacate the property more than 3 days after the lease term ends, they shall pay Party A a penalty of 120% of the daily rent until the property is returned to Party A. If the delay exceeds two months, Party A may reclaim the property, and any items left inside will be considered abandoned by Party B, allowing Party A to dispose of them. Party B shall bear the losses and costs incurred in reclaiming the property.

13.5 Party A implements a “one-vote veto” system for fire safety, production safety, and management creation. If Party B violates any of these regulations, they shall follow the provisions set out in the “Safety Production Responsibility Agreement” and “Civilized Creation Responsibility Agreement for Leased Properties and Sites” signed with Party A. If Party B receives three rectification notices and fails to make corrections, Party A has the right to terminate the contract, the performance deposit will not be refunded, and Party B shall also bear corresponding compensation and legal liabilities.

13.6 If Party B violates this contract by illegally constructing, unilaterally changing the property’s structure or use, subleasing to others, or causing harm or losses, Party A has the right to terminate the contract, reclaim the property, and not refund the performance deposit in addition to claiming actual damages and requiring Party B to restore the property to its original condition.

13.7 If Party B fails to pay the performance deposit on time as stipulated in Article V of this contract, and the delay is within 15 days (inclusive), Party A may notify Party B in writing to make the payment promptly; if the delay exceeds 15 days, Party A has the right to terminate the contract.

13.8 If Party B violates the provisions of Article XVI regarding safety production and sanitation, resulting in significant issues or insufficient rectification, causing losses or hazards, Party B shall bear responsibility, and Party A has the right to claim actual damages or terminate the contract and reclaim the property.

13.9 After Party A notifies Party B of the termination of the contract, Party B shall vacate the property within 3 days from the date of notification. If they fail to do so, it will be treated as a failure to vacate upon expiration of the lease.

13.10 If Party B’s violation of other obligations in this contract leads to losses for Party A, Party A has the right to seek compensation from Party B based on the actual losses incurred.

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XIV. Exemption Conditions

14.1 Neither party shall bear liability for failing to perform the contract due to the following reasons:

(1) Encountering force majeure;

(2) Changes in national policies or government planning requiring the reclamation of the property;

(3) Decisions made by Party A’s superior unit to terminate this contract.

14.2 If the contract is terminated for the above reasons, the rent shall be calculated based on the actual period of use, with any fraction of a month calculated on a daily basis, resulting in a refund or adjustment as necessary.

XV. Other Lease Matters

15.1 Upon expiration of the lease term, Party A will list the property for rent at the property exchange center and notify Party B to participate in the bidding. If Party B does not participate in the bidding or is unsuccessful, it will be considered that Party B has waived the right to renew the lease and shall not demand a priority renewal at the auction price.

15.2 During production and operation, all civil and administrative responsibilities related to environmental protection, safety production, and stability maintenance shall be borne by Party B.

15.3 Party B shall provide Party A with identification (for the legal representative), proof of identity, and other relevant documents (all stamped with the official seal).

15.4 Both parties shall timely sign the contract attachments.

15.5 All matters concerning the rights and obligations of both parties shall be notified in writing. Both parties confirm the delivery addresses as follows:

Party A: 300 Yangcun Road, Yiwu City, Zhejiang Province

Party B: 2nd Floor, Building 1, Zone B, E21-E22, Xinke Road, Choujiang Street, Yiwu City.

If either party changes its address, it must notify the other party in writing on the day of the change; otherwise, the original address shall be deemed as the delivery address.

15.6 If notices are sent to Party B by mail, they shall be considered received on the day they are delivered to Party B’s address. If no one signs for the delivery, a receipt from the property service company shall be considered valid delivery.

XVI. Safety and Civilized Creation Responsibilities

Both parties shall sign the “Safety Production Responsibility Agreement” and the “Civilized Creation Responsibility Agreement for Leased Properties and Sites” attached hereto. Party B shall fully and appropriately fulfill the responsibilities and obligations outlined in these agreements. If Party B refuses to sign the aforementioned agreements, Party A has the right to terminate the contract.

XVII. Prohibition of Throwing Objects from Heights and Prevention of Falling Objects

17.1 Party B must fully understand the hazards of throwing objects from heights and the civil, administrative, and criminal liabilities that perpetrators may bear. Party B should cultivate civilized living habits and avoid throwing debris downstairs to prevent incidents of falling objects.

17.2 If Party B discovers any damage or faults in the leased property or its ancillary facilities that may pose a risk of falling objects, they shall promptly notify Party A for repairs and take effective measures. Damage or faults caused by Party B shall be the responsibility of Party B to repair.

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XVIII. Dispute Resolution

18.1 Matters not addressed in this contract shall be agreed upon through consultation between Party A and Party B by signing a supplementary agreement, which shall have the same legal effect as this contract.

18.2 If the entire or partial performance of this contract is hindered due to policy changes or other force majeure factors, both parties shall resolve the issue through consultation.

18.3 In the event of a dispute during the performance of this contract, Party A and Party B shall resolve it through friendly consultation. If the dispute cannot be resolved, it shall be settled in one of the following ① ways:

① File a lawsuit at the People’s Court located in Party A’s jurisdiction;

② Submit the dispute to the Jinhua Arbitration Commission for arbitration in accordance with the current effective arbitration rules.

18.4 All costs arising from litigation, including but not limited to litigation fees, attorney fees, appraisal fees, and expenses for property preservation, shall be borne by the defaulting party.

XIX. Other Agreements

19.1 Contact Person for Party B:

Name: Xiaozhong Lin

Phone: [*****]

WeChat/QQ: /

Email: /

Other contact information and agreements: /

19.2 This contract shall take effect from the date both parties complete their signatures and seals.

19.3 This contract is made in 6 copies, each including 3 attachments. Party A holds 4 copies, Party B holds 2 copies, and other parties ( / ) hold / copies, all of which have equal legal effect.

19.4 Other special agreements between the parties:

19.4.1 If Party B changes its registered location to within the park after signing the contract.

19.4.2 Requirements for declaring technological entities: If Party B’s company has been registered for more than one year upon entering the park, it must declare and be recognized as a small and medium-sized technological enterprise in Zhejiang Province within six months after entering. If the company fails to complete the technological entity declaration as required, Party A has the right to terminate the contract, reclaim the premises, and will not refund any rent already paid.

19.4.3 Tax requirements: Party B must complete a tax payment task of 100 yuan/m²/year during the lease term.

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Lessor: Yiwu Jinwuxiang Investment Management Co., Ltd.	Lessee: Zhejiang Alliance Crafts Co., Ltd.
Legal Representative: Jianwen Zhao Authorized Agent:	Legal Representative: Xiaozhong Lin Authorized Agent:
Address: No. 1, Qingcheng Road, Chian Town, Yiwu City, Zhejiang Province	Address: 1-4 Floors, Building 1, Zone B, E21, Xinke Road, Choujiang Street, Yiwu City, China (Zhejiang) Pilot Free Trade Zone
Phone: [*****]	Phone: [*****]
Bank: [*****]	Bank: [*****]
Account Number: [*****]	Account Number: [*****]
Taxpayer Identification Number: [*****]	Taxpayer Identification Number: [*****]
Place of Signing: Yiwu	Date of Signing: December 27, 2023

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Attachment 1

Property Management Regulations

In order to unify the property management for all tenants renting houses, Yiwu Jinwutong Investment Management Co., Ltd. (hereinafter referred to as “Lessor”) has established these property management regulations.

Ⅰ. Determination of Property Company

The property management services for the houses leased by tenants shall be implemented by a qualified property service company commissioned by the Lessor.

Ⅱ. Determination of Relevant Fees

Fees for water, electricity, telephone, broadband, cable TV, parking, sanitation, pipeline clearing, and renovation supervision shall be executed according to relevant regulations.

Ⅲ. Payment of Relevant Fees

The property management fee required from tenants shall be paid within 5 working days after the signing of the lease contract. Monthly utility fees will be settled, and after the Lessor issues a receipt, the tenant shall make payment by transfer before the 15th of the month:

•	Account Name: Yiwu Jinwutong Investment Management Co., Ltd.

•	Bank: [*****]

•	Account Number: [*****]

Ⅳ. Scope of Property Services

1.	Maintenance, care, and management of public parts of the building (roof, beams, columns, internal and external walls, foundation, etc.), stairwells, corridors, and entrance halls.

2.	Maintenance, care, management, and operation of public facilities and equipment (public water supply and drainage pipes, downspouts, garbage chutes, public lighting, distribution systems, and fire safety facilities).

3.	Maintenance, care, and management of municipal public facilities within the property management scope (roads, outdoor water supply and drainage pipes, septic tanks, ditches, landscaping, outdoor pump rooms, and street lights).

4.	Cleaning and sanitation of public environments (including public areas and public parts of the building) and garbage collection and disposal.

5.	Management of Traffic and Vehicle Parking Order. The Lessor provides public parking areas within the property management scope for tenants and other property users, without offering vehicle custody services. If tenants or other users require vehicle custody services, they must park in designated areas and sign a written custody agreement with the Lessor, with fees negotiated separately.

6.	Security and Public Order Maintenance. The Lessor provides security services, including the dissemination of fire safety knowledge, management of external personnel, and prevention and emergency handling of various incidents (including fire hazards).

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7.	Renovation Management. Any renovations must receive written consent from the Lessor. The Lessor will periodically supervise and inspect the renovation duration and site; renovation materials and waste must be stored in designated locations and cleared promptly. It is strictly prohibited to scatter or pile up renovation materials or waste in public areas.

8.	Organization, Promotion, and Construction of Park Culture. Management of property documentation for the park.

V. Power Supply Services

The Lessor provides electricity services to tenants. The declared total power capacity must not be less than the total capacity of the machines and equipment. The Lessor reserves the right to verify the power of the tenant’s equipment and is responsible for contacting the power supply department to allocate power reasonably.

1.	The Lessor provides an electricity capacity of / KVA for factories and / KW for dormitories. During factory renovations, total electricity load for the factory and dormitory appliances must not exceed this value. If special needs require exceeding this limit, prior approval from the Lessor is required; otherwise, the Lessor may suspend power services, with all resulting losses borne by the tenant.

2.	The Lessor is responsible for the power source up to the user’s meter; any costs related to cables, installation, and power distribution facilities after the meter must be borne by the tenant (including maintenance costs). The Lessor may provide necessary assistance.

VI. Rights and Obligations of the Lessor

1.	Rights of the Lessor

(1) The Lessor has the right to formulate and implement management regulations and rules for the park based on relevant laws and regulations, as well as the Lessor’s actual conditions.

(2) According to policies and regulations and the contracts and agreements signed by both parties, the Lessor has the right to handle violations of these regulations, including ordering the cessation of illegal activities, demanding compensation for economic losses, and enforcing penalties on responsible parties who fail to pay fees or refuse to rectify violations.

(3) The Lessor has the right to appoint specialized companies to manage specific operations of the property.

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2.	Obligations of the Lessor

(1) Establish property management records for the structural safety and normal use of the building’s facilities, and ensure timely documentation of any changes.

(2) Maintain and manage public environmental hygiene and green areas within the park, ensuring the functionality of public fire, water, and electrical facilities.

(3) Provide 24-hour security services for the park, enhancing gate duty and patrols to ensure the safety of public areas.

(4) Manage and prevent any behaviors that obstruct the legitimate operations of tenants in the park, and assist government authorities in supervising the business activities of merchants within the park.

VII. Rights and Responsibilities of the Tenant

1.	Tenant’s Rights

(1) The tenant has the right to reasonably and legitimately use the public areas and facilities of the park.

(2) The tenant has the right to criticize and suggest improvements regarding the park’s management systems and to supervise and complain about the lessor’s staff.

2.	Tenant’s Responsibilities

(1) The tenant shall timely pay relevant fees according to the agreed standards, amounts, payment methods, and deadlines, including shared costs for public water and electricity.

(2) The tenant must properly use the premises, ensuring not to alter the building’s structure (e.g., not changing load-bearing walls, beams, columns, etc.).

(3) If repairs or safety-related issues arise, the tenant must obtain written consent from the lessor.

(4) The tenant must properly use the building’s equipment, ensuring not to change or damage the intended use of the equipment (e.g., not altering, moving, or increasing electrical installations and loads without prior written approval).

(5) The tenant must not block, cut, damage, or alter fire safety, drainage, pipeline, water supply, or electrical facilities.

(6) The tenant must use the premises according to the agreed methods and purposes, ensuring their operations meet the stipulated requirements. Temporary structures must be reported and approved in writing by the lessor.

(7) Any decorations, renovations, or advertisements by the tenant must comply with city regulations and the lessor’s unified standards.

(8) The tenant must diligently execute the provisions outlined in the “Fire Safety Responsibility Letter,” “Safety Production Responsibility Letter,” and “Civilized Creation Work Responsibility Letter.”

(9) Special operators brought by the tenant (e.g., unloading workers, crane operators) must have valid qualifications, and the tenant must provide insurance and necessary warning signs.

(10) In the event of consumer complaints, the tenant must actively cooperate with the lessor and relevant departments to resolve issues. If the tenant receives three or more complaints within a year deemed their responsibility, it will be considered a breach of contract.

(11) The tenant is prohibited from engaging in any gambling activities in the leased premises. If discovered, the lessor will take appropriate measures.

(12) Common areas like corridors and parking lots cannot be occupied by the tenant. All vehicles must park in designated areas according to the lessor’s parking regulations. Loading and unloading must occur in designated areas without obstructing traffic.

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(13) The tenant must not display goods, furniture, or equipment outside their designated area and should maintain cleanliness and order in the center. If the tenant is warned three times without correction, the lessor will remove any obstructing items.

(14) The tenant is responsible for the safety and management of their goods and property within the park.

(15) The tenant must cooperate with the lessor in maintaining and servicing public facilities.

(16) The tenant must not interfere with or disturb the normal operations of other businesses.

(17) The tenant must manage entry passes properly. Any loss caused by vehicles failing to show entry passes will be the tenant’s joint responsibility.

(18) Throwing objects from the building is strictly prohibited.

This company confirms that it has read all the contents of the contract and property management regulations and will strictly adhere to them.

Tenant (Seal):

[Company Seal Affixed Here]

/s/ Xiaozhong Lin

Date: December 27, 2023

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Attachment 2

Safety Production Responsibility Letter

To clarify the responsibilities of safety production work and to diligently implement government and company requirements for safety production, ensuring the safe operation of the enterprise, Zhejiang Alliance Crafts Co., Ltd. and Yiwu Jinwutong Investment Management Co., Ltd. hereby establish the following Safety Production Responsibility Letter:

1.	Our responsible person is the primary responsible individual for safety production work, bearing full leadership responsibility for safety production (including traffic safety) within our unit and its departments.

2.	We will earnestly implement the Party and government’s guidelines and policies on safety production, and supervise and manage according to legal and regulatory responsibilities, preventing and reducing production safety accidents, protecting the lives and property of the public, and safeguarding the legitimate rights and interests of employees.

3.	We will place safety production work in a prominent position within our operations and services, regularly convening safety production meetings to discuss preventive measures, develop practical early warning plans, and promptly resolve various safety production issues. Minutes of each meeting will be recorded, maintaining proper documentation.

4.	We will decompose safety production responsibilities according to the responsibility system, assigning them to relevant departments and employees, conducting regular inspections to monitor compliance with safety production responsibilities, and eliminating potential hazards at the source.

5.	We will establish and improve our safety production responsibility system and organizational management network, setting up a safety production management leadership team and appointing part-time safety management personnel.

6.	We will adopt various forms to strengthen the education and promotion of safety production laws, regulations, and knowledge, enhancing employees’ safety awareness.

7.	We will strictly enforce safety production operating procedures:

(1) Formulate and strictly execute safety production work regulations.

(2) Prohibit violations related to fire, electricity, and gas, and strictly manage flammable, explosive, toxic, and other hazardous materials.

(3) Ensure the normal operation of fire safety systems and implement fire safety responsibilities, integrating human and mechanical prevention.

(4) Strengthen traffic safety education, strictly adhere to traffic safety regulations, and ensure safe operations.

(5) Enhance security measures to ensure the safety of internal items and managed properties, preventing various security incidents and accidents.

(6) Personnel operating boilers, elevators, and machinery must hold relevant certifications, and we will enhance pre-job training and re-education for on-the-job staff, ensuring daily maintenance and care of equipment.

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8.	In the event of major casualties or significant safety responsibility incidents during the rental period, we will impose economic penalties and administrative sanctions on responsible personnel to ensure that the incident is unrelated to the lessor.

9.	Should there be a change in responsible personnel, we will promptly adjust and facilitate the transition, and this responsibility letter will remain in effect.

10.	This responsibility letter will take effect from the date of signature.

Responsible Person:

[Company Seal Affixed Here]

/s/ Xiaozhong Lin

Date: December 27, 2023

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Attachment 3

Responsibility Letter for Civilized Management of Leased Properties and Sites

Party A: Yiwu Jinwutong Investment Management Co., Ltd.

Party B: Zhejiang Alliance Crafts Co., Ltd.

In order to maintain the order of management and operation of the leased properties and sites, ensure their civility and cleanliness, and implement the responsibility for creating a civilized environment, this responsibility letter is signed based on the “Creation Standards for National Civilized City Inspection Points in Yiwu.”

I. Responsibilities of Party B

1.	Maintain the image of the leased properties and sites, actively engage in creating a civilized environment, sanitation, and disease prevention efforts.

2.	Complete all tasks assigned by Party A related to creation, sanitation, and disease prevention.

II. Obligations of Party A

1.	Timely convey the directives from higher authorities regarding creation work and deploy tasks related to creation and sanitation.

2.	Provide timely guidance, service, inspection, and supervision for Party B’s creation, sanitation, and disease prevention efforts.

3.	Regularly inform Party B about the status of creation, sanitation, and disease prevention efforts.

III. Obligations of Party B

1.	Treat others courteously and work with civility, actively cooperating with Party A in creation and sanitation efforts.

2.	Conduct business with integrity, pay taxes in accordance with the law, and refrain from unfair competition.

3.	Ensure all business licenses are complete and displayed neatly. Keep office items and goods organized within the business premises.

4.	Consciously fulfill the responsibility of maintaining cleanliness in front of the premises (“Three Packages”).

5.	Prohibit uncivilized behaviors such as littering, spitting, or urinating in or around the leased properties and sites.

6.	No unauthorized constructions, installations, or modifications in or around the leased properties and sites.

7.	Cooperate with Party A to implement disease prevention measures, regularly address water accumulation, and carry out pest control efforts.

8.	Conduct business activities only within the designated operational areas, and do not occupy public spaces.

9.	Do not post, hang, or deface any materials without authorization, and only use uniform business signs and promotional materials.

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10.	No raising of poultry or livestock within or around the leased properties and sites.

IV. This responsibility letter is valid for the same duration as the lease contract and takes effect upon signature and seal by both parties.

Ⅴ. This responsibility letter is made in two copies, with each party holding one.

Party A: (Seal)
[Company Seal Affixed Here]

Party B: (Signature and Seal)
[Company Seal Affixed Here]

/s/ Xiaozhong Lin

Date: December 27, 2023